Dreyfus
      California Tax Exempt
      Bond Fund, Inc.

      SEMIANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus California
                                                     Tax Exempt Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus California Tax Exempt Bond Fund, Inc., covering the six-month period from June 1, 2002 through November 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

In an otherwise turbulent year, municipal bonds have provided relatively attractive and stable returns. Indeed, tax-exempt bond prices were boosted further in November when the Federal Reserve Board (the "Fed") reduced short-term interest rates by another 0.50 percentage points. As a result, the performance of high-quality municipal bonds to date in 2002 has been substantially better than many other asset classes.

Will highly rated municipal bonds continue to provide higher returns than stocks? While no one can know for sure, many analysts currently believe that the Fed' s next move may be toward higher interest rates, which is likely to put downward pressure on prices of many bonds. History suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Tax Exempt Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended November 30, 2002, the fund achieved a total return of 3.04%.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund' s benchmark, achieved a total return of 3.67% for the same period.(2) Additionally, the fund is reported in the Lipper California Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 2.96% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to declining interest rates, a weak economy and heightened investor demand for high-quality securities. The fund's return was slightly higher than its Lipper category average, primarily because of its relatively long average duration -- a measure of sensitivity to interest-rate changes. Although the fund trailed its benchmark, it should be noted that unlike the fund, the Index is not state-specific and does not take into account any fees and expenses.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its
issuer    and    any    provisions    for    early    redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the fund's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration of about seven years.

What other factors influenced the fund's performance?

California municipal bonds posted competitive returns during the reporting period amid falling interest rates, ongoing economic uncertainty and a sharply declining stock market. In this uncertain environment, investors flocked to high-quality municipal bonds in a "flight to quality" that caused their prices to rise. When bond prices rise, yields generally fall.

The combination of a faltering U.S. economy and low interest rates caused the national supply of newly issued municipal bonds to rise sharply. However, until the end of the reporting period, the supply of California bonds rose only slightly. That' s because the state was planning a series of sizeable bond issues, including transactions designed to reimburse its general fund for electricity purchases during the 2001 energy crisis. Consequently, the state and other California issuers delayed some of their financing activities until the temporary surge in supply was absorbed. As a result, demand for California bonds generally outpaced supply during most of the reporting period, causing bond prices to rise even further.

When California came to market with more than $13 billion in bonds in November, it did so with securities priced to attract both California and non-California investors. Accordingly, we participated in the bond issues, purchasing securities with what we believe to be attractive income and liquidity characteristics.


For much of the reporting period we maintained a relatively aggressive posture with regard to the fund' s average duration. By keeping the fund's average duration at points that were longer than its peer group average, we were able to lock in higher yields for as long as practical while interest rates fell. During the second half of the reporting period, however, we gradually reduced the fund' s average duration to the neutral range in anticipation of stronger economic growth and potentially higher interest rates.

Otherwise, we generally adopted a cautious investment approach. With yields near historical lows, we focused primarily on income-oriented bonds, enabling us to capture higher income levels overall. In addition, because of credit quality concerns, the fund held relatively few direct state obligations. We preferred to invest in bonds from highly rated local issuers, including counties, school districts and facilities providing essential municipal services, such as water
and    sewer    utilities.

What is the fund's current strategy?

We have continued to maintain a cautious posture, focusing on income in an uncertain economic and market environment. Our conservative approach currently includes an average duration just short of neutral. In addition, we have continued to focus on credit quality. As of November 30, approximately 70% of the fund's holdings was rated triple-A, the highest available.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund


STATEMENT OF INVESTMENTS

November 30, 2002 (Unaudited)



                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.1%                                                     Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--84.0%

Anaheim Public Finance Authority, Tax Allocation Revenue

   6.45%, 12/28/2018 (Insured; MBIA)                                                         20,000,000               23,412,600

Berkeley, Health Facilities Revenue

  (Alta Bates Medical Center)

   6.55%, 12/1/2022 (Prerefunded 12/1/2002)                                                  17,000,000  (a)          17,344,930

California:

   5.50%, 9/1/2024                                                                           10,000,000               10,314,100

   5.25%, 10/1/2024 (Insured; AMBAC)                                                         11,200,000               11,433,520

   5.65%, 6/1/2030                                                                           22,330,000               23,227,666

California Department of Veteran Affairs,
   Home Purchase Revenue

   5.50%, 12/1/2019                                                                          15,000,000               15,415,500

California Department of Water Resources,
   Power Supply Revenue:

      5.875%, 5/1/2016                                                                       10,000,000               10,842,900

      5.375%, 5/1/2018 (Insured; AMBAC)                                                      22,100,000               23,532,964

California Educational Facilities Authority, Revenue

   (California Institute of Technology) 4.25%, 10/1/2028                                     30,565,000               27,156,697

California Health Facilities Financing Authority, Revenue:

   (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                           27,695,000               28,977,002

   (San Diego Hospital Association)
      6.125%, 8/1/2022 (Insured; MBIA)                                                        4,250,000                4,346,645

   (Sutter Health) 5.35%, 8/15/2028 (Insured; MBIA)                                           3,000,000                3,079,350

California Housing Finance Agency:

  Home Mortage Revenue:

      6.30%, 2/1/2008                                                                         1,380,000                1,417,978

      6.35%, 2/1/2009                                                                         1,475,000                1,515,548

      6.40%, 2/1/2010                                                                         1,555,000                1,597,700

      6.40%, 8/1/2027 (Insured; MBIA)                                                        12,340,000               12,836,562

   MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                                                      7,130,000                7,452,846

   Revenue:

      11.611%, 8/1/2026                                                                       5,610,000  (b,c)         6,089,262

      9.118%, 8/1/2027                                                                        1,740,000  (b,c)         1,829,071

   Single Family Mortgage:

      6.25%, 8/1/2014 (Insured; AMBAC)                                                        1,685,000                1,795,839

      6.30%, 8/1/2024                                                                         4,525,000                4,648,351

      6.45%, 8/1/2025                                                                         6,570,000                6,835,954

California Pollution Control Financing Authority

  PCR:

      10.202%, 6/1/2014                                                                      24,165,000  (b,c)        32,028,049

      (Pacific Gas and Electric Co.)

         6.35%, 6/1/2009 (Insured; MBIA)                                                      5,000,000                5,115,700


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Pollution Control Financing Authority

  PCR (continued):

    (Southern California Edison Co.):

         7%, 3/1/2005                                                                        15,000,000               15,293,400

         6.40%, 12/1/2024                                                                    12,600,000               12,454,974

California Public Works Board, LR:

  (Department of Corrections,
    Calipatria State Prison, Imperial County)

         6.50%, 9/1/2017 (Insured; MBIA)                                                     13,000,000               15,946,970

   (General Services-Capital East End):

      5.25%, 12/1/2019 (Insured; AMBAC)                                                      10,000,000  (d)          10,520,600

      5.25%, 12/1/2020 (Insured; AMBAC)                                                      10,000,000  (d)          10,447,200

   (University of California Project)

      5.35%, 12/1/2015 (Insured; AMBAC)                                                      11,415,000               12,149,555

   (Various University of California Projects):

      5.50%, 6/1/2014                                                                         5,000,000                5,605,250

      6.375%, 10/1/2019 (Prerefunded 10/1/2004)                                               7,775,000  (a)           8,595,884

California State University, Fresno Association Inc.,

  Auxiliary Organization Event Center Revenue:

      6%, 7/1/2022                                                                            3,500,000                3,601,430

      6%, 7/1/2026                                                                            2,500,000                2,559,625

      6%, 7/1/2031                                                                            5,250,000                5,312,632

California Statewide Communities Development Authority:

  COP:

      (Saint Joseph Health System Group)
         6.50%, 7/1/2015 (Prerefunded 7/1/2004)                                               7,000,000  (a)           7,670,600

      (The Internext Group) 5.375%, 4/1/2030                                                 19,000,000               17,628,390

   Revenue:

      (Kaiser Permanente) 5.50%, 11/1/2032                                                   13,500,000               13,596,795

      (Sutter Health) 5.50%, 8/15/2028                                                       10,000,000                9,951,400

Central California Joint Powers Health
   Financing Authority, COP

   (Community Hospitals of Central California)
   5.75%, 2/1/2031                                                                           15,000,000               14,843,850

Colton Joint Unified School District, GO

   5.375%, 8/1/2026 (Insured; FGIC)                                                           2,500,000               2,610,075

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                           10,000,000                9,196,500

Fontana, Special Tax 5.25%, 9/1/2017 (Insured; MBIA)                                         10,000,000               10,542,600

Fremont Union High School District
   5.25%, 9/1/2025 (Insured; FGIC)                                                           11,295,000               11,557,609

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Fresno, Sewer Revenue
   5.25%, 9/1/2019 (Insured; AMBAC)                                                           9,400,000               10,101,898

Long Beach, Harbor Revenue

   5.375%, 5/15/2024                                                                         15,150,000               15,441,031

Los Angeles, GO:

   5%, 9/1/2019 (Insured; MBIA)                                                              13,110,000               13,491,632

   5%, 9/1/2020 (Insured; MBIA)                                                              12,610,000               12,897,382

Los Angeles Department Water and Power, Revenue:

  Power System:

      5.25%, 7/1/2013 (Insured; MBIA)                                                        12,000,000               13,140,240

      5.25%, 7/1/2019 (Insured; FSA)                                                         44,000,000               46,024,440

   Waterworks

      6.375%, 7/1/2034 (Insured; MBIA)                                                        9,000,000                9,793,710

Los Angeles Harbor Department, Revenue 6%, 8/1/2012                                           8,900,000                9,957,320

Los Angeles Unified School District, GO

   5.125%, 1/1/2027 (Insured; MBIA)                                                          44,845,000               45,419,464

Merced Union High School District:

   Zero Coupon, 8/1/2023 (Insured; FGIC)                                                      2,500,000                  813,550

   Zero Coupon, 8/1/2024 (Insured; FGIC)                                                      2,555,000                  782,545

Metropolitan Water District of Southern California,
   Waterworks Revenue:

      5.25%, 3/1/2019                                                                         4,915,000                5,174,070

      5.25%, Series A, 3/1/2020                                                               4,425,000                4,630,984

      5.25%, Series B, 3/1/2020                                                               2,450,000                2,564,048

      5.25%, 3/1/2021                                                                         5,430,000                5,645,462

Modesto, Multi-Family Housing Mortage Revenue
   6.40%, 6/1/2029                                                                            7,723,000               7,870,432

M-S-R Public Power Agency, Revenue (San Juan Project)

   5.90%, 7/1/2020                                                                            5,490,000               5,494,392

Northern California Power Agency, Revenue

  (Hydroelectric Project Number 1):

      7%, 7/1/2016 (Insured; AMBAC)
         (Prerefunded 1/1/2016)                                                                 670,000  (a)             844,582

      5.125%, 7/1/2023 (Insured; MBIA)                                                       15,000,000               15,196,800

      7.50%, 7/1/2023 (Insured; AMBAC)
         (Prerefunded 7/1/2021)                                                                 375,000  (a)             493,924

Oakland Unified School District

   5.25%, 8/1/2024 (Insured; FGIC)                                                           17,275,000               17,755,245


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Pasadena Community Development Commission,
  MFHR (Civic Center)

   6.45%, 12/1/2021 (Insured; FSA)                                                           13,185,000               13,458,721

Port of Oakland, Revenue:

   5%, 11/1/2021 (Insured; FGIC)                                                             15,655,000               15,606,939

   Special Facilities (Mitsui O.S.K. Lines Ltd.)

      6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                         1,385,000                1,403,517

Sacramento County, Airport System Revenue

   6%, 7/1/2017 (Insured; MBIA)                                                               5,850,000                6,440,148

Sacramento Municipal Utility District, Electric Revenue:

   6.50%, 9/1/2013 (Insured; MBIA)                                                            6,930,000                8,267,629

   9.645%, 11/15/2015 (Insured; MBIA)                                                         9,000,000  (b,c)         9,715,950

   5.20%, 7/1/2017 (Insured; MBIA)                                                              300,000                  313,779

San Bernardino County, COP (Capital Facilities Project)

   6.875%, 8/1/2024                                                                           5,000,000                6,173,600

San Diego County Water Authority, Water Revenue, COP:

   5%, 5/1/2021 (Insured; MBIA)                                                              10,085,000               10,219,635

   5%, 5/1/2022 (Insured; MBIA)                                                              10,750,000               10,823,423

   5%, 5/1/2023 (Insured; MBIA)                                                              11,285,000               11,307,231

San Diego Unified School District, GO

   5.25%, 7/1/2025 (Insured; FGIC)                                                           14,000,000               14,447,440

San Francisco City and County Airports Commission,
   International Airport Revenue

      (Special Facilities Lease-SFO Fuel-A):

         5.25%, 1/1/2025 (Insured; AMBAC)                                                     6,460,000                6,507,158

         5.25%, 1/1/2027 (Insured; AMBAC)                                                     5,000,000                5,033,550

San Juan Unified School District:

   Zero Coupon, 8/1/2023 (Insured; FSA)                                                      10,030,000                3,263,963

   Zero Coupon, 8/1/2024 (Insured; FSA)                                                      10,655,000                3,263,413

Southern California Rapid Transportation District,
   COP (Workers Compensation Fund)

   6.50%, 7/1/2007 (Insured; MBIA)                                                           21,900,000               22,428,009

University of California, Revenue (Multi-Purpose)

   5.25%, 9/1/2027 (Insured; MBIA)                                                           33,475,000               34,194,713

Whittier Health Facility, Revenue

   (Presbyterian Intercommunity Hospital)
   5.75%, 6/1/2031                                                                           10,090,000               10,110,987

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--12.1%

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2016 (Insured; MBIA)                                                           11,580,000               13,094,201

   5.50%, 7/1/2020 (Insured; MBIA)                                                           12,620,000               13,938,664

Commonwealth of Puerto Rico
   Infrastructure Financing Authority,

      Special Tax Revenue:

         5%, 7/1/2014 (Insured; AMBAC)                                                       15,000,000               15,732,300

         5.50%, 10/1/2032                                                                    26,000,000               27,789,060

         5.50%, 10/1/2040                                                                    33,290,000               35,505,782

Puerto Rico Public Finance Corp. 5.125%, 6/1/2024                                            25,000,000               25,894,750

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,020,739,196)                                                                                           1,050,799,786
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.3%
------------------------------------------------------------------------------------------------------------------------------------

California Health Facilities Financing Authority, HR, VRDN

  (Adventist):

      1.05%, Series A (Insured; MBIA)                                                        13,000,000  (e)          13,000,000

      1.05%, Series B (Insured; MBIA)                                                         2,200,000  (e)           2,200,000

California Housing Finance Agency, MFHR, VRDN 1.10%                                          14,730,000  (e)          14,730,000

California Statewide Communites Development Authority,
   Revenue, COP, VRDN (House Ear Institute)

   1.05% (LOC; JP Morgan Chase Bank)                                                            300,000  (e)             300,000

Newport Beach, Revenue, VRDN (Hoag Memorial Hospital):

   1.07%, Series A                                                                            3,100,000  (e)           3,100,000

   1.07%, Series C                                                                            3,000,000  (e)           3,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $36,330,000)                                                                                                 36,330,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,057,069,196)                                                           99.4%            1,087,129,786

CASH AND RECEIVABLES (NET)                                                                          .6%                6,592,495

NET ASSETS                                                                                       100.0%            1,093,722,281




Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                    Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                    Corporation

FHA                 Federal Housing Administration

FSA                 Financial Security Assurance

GO                  General Obligation

HR                  Hospital Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              71.0

AA                               Aa                              AA                                                8.5

A                                A                               AA                                                9.6

BBB                              Baa                             BBB                                               5.0

BB                               Ba                              BB                                                2.6

F1                               MIG1/P1                         SP1/A1                                            3.3

                                                                                                                 100.0


(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2002, THESE SECURITIES AMOUNTED TO $49,662,332 OR 4.5% OF NET ASSETS.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,057,069,196  1,087,129,78

Interest receivable                                                  18,568,167

Receivable for investment securities sold                            11,292,563

Receivable for shares of Common Stock subscribed                          2,178

Prepaid expenses                                                         12,572

                                                                  1,117,005,266
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           587,607

Cash overdraft due to Custodian                                       1,092,274

Payable for investment securities purchased                          21,084,367

Payable for shares of Common Stock redeemed                             426,980

Accrued expenses                                                         91,757

                                                                     23,282,985
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,093,722,281
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,050,380,257

Accumulated undistributed investment income--net                      1,236,835

Accumulated net realized gain (loss) on investments                  12,044,599

Accumulated net unrealized appreciation
  (depreciation) on investments                                      30,060,590
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,093,722,281
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      74,268,112

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.73

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     28,438,139

EXPENSES:

Management fee--Note 3(a)                                            3,353,416

Shareholder servicing costs--Note 3(b)                                 422,726

Custodian fees--Note 3(b)                                               41,739

Professional fees                                                       27,161

Directors' fees and expenses--Note 3(c)                                 22,034

Prospectus and shareholders' reports                                    21,541

Registration fees                                                       12,972

Loan commitment fees--Note 2                                             4,672

Miscellaneous                                                           15,602

TOTAL EXPENSES                                                       3,921,863

INVESTMENT INCOME--NET                                              24,516,276
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              7,250,156

Net unrealized appreciation (depreciation) on investments            2,716,398

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,966,554

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                34,482,830

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                       November 30, 2002           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         24,516,276           50,414,211

Net realized gain (loss) on investments         7,250,156           21,740,226

Net unrealized appreciation
   (depreciation) on investments                2,716,398             (512,772)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   34,482,830           71,641,665
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (24,313,975)         (50,093,523)

Net realized gain on investments                       --          (18,656,233)

TOTAL DIVIDENDS                               (24,313,975)         (68,749,756)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 101,210,291          135,978,352

Dividends reinvested                           16,002,398           46,241,906

Cost of shares redeemed                      (133,410,171)        (184,856,463)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (16,197,482)          (2,636,205)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,028,627)             255,704
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,099,750,908        1,099,495,204

END OF PERIOD                               1,093,722,281        1,099,750,908

Undistributed investment income--net            1,236,835                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,832,556           9,245,260

Shares issued for dividends reinvested          1,074,970           3,147,739

Shares redeemed                                (8,984,017)        (12,550,197)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,076,491)           (157,198)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                  Six Months Ended
                                 November 30, 2002                                       Year Ended May 31,
                                                            ------------------------------------------------------------------------

                                        (Unaudited)         2002(a)           2001            2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                        14.60         14.56            13.65          14.72           14.88           14.32

Investment Operations:

Investment income--net                          .33(b)        .67(b)           .71            .70             .68             .70

Net realized and unrealized
   gain (loss) on investments                   .12           .29              .91          (1.01)           (.12)            .56

Total from
   Investment Operations                        .45           .96             1.62           (.31)            .56            1.26

Distributions:

Dividends from
   investment income--net                      (.32)         (.67)            (.71)          (.71)           (.68)           (.70)

Dividends from net realized
   gain on investments                           --          (.25)              --           (.05)           (.04)             --

Total Distributions                            (.32)         (.92)            (.71)          (.76)           (.72)            (.70)

Net asset value,
   end of period                              14.73         14.60            14.56          13.65           14.72            14.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               3.04(c)       6.69            11.98          (2.04)           3.81             8.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                        .70(d)        .71              .70            .73             .72              .71

Ratio of net investment
   income to average
   net assets                                  4.39(d)       4.54             4.87           5.03            4.56             4.77

Portfolio Turnover Rate                       21.35(c)      51.69            32.21          34.09           58.49            64.67
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            1,093,722     1,099,751         1,099,495     1,045,993       1,234,856        1,310,139


(A) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.51% TO 4.54%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost   basis.   Interes

income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $25,688 during the period ended November 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2002 was as follows: tax exempt income $50,093,523, ordinary income $3,830,107 and long term capital gain $14,826,126. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, the fund was charged $262,995 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $137,636 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2002, redemption fees charged and retained by the fund amounted to $47,018.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2002, amounted to $247,195,008 and $224,537,918, respectively.

At November 30, 2002, accumulated net unrealized appreciation on investments was
$30,060,590,   consisting  of  $35,514,390  gross  unrealized  appreciation  and
$5,453,800 gross unrealized depreciation.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus
                        California Tax Exempt
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  928SA1102